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                                                                  EXECUTION COPY

                     AMENDMENT NO. 1 TO SUBORDINATED NOTE
                        AND WARRANT PURCHASE AGREEMENT

     THIS AMENDMENT NO. 1 TO SUBORDINATED NOTE AND WARRANT PURCHASE AGREEMENT (this "AMENDMENT") is entered into as of October 28, 1998 by and between THE PRUDENTIAL INSURANCE COMPANY OF AMERICA ("PRUDENTIAL") and BOOTS & COOTS INTERNATIONAL WELL CONTROL, INC., a Delaware corporation (the "COMPANY").

                                   RECITALS

     A. The Company and Prudential have entered into that certain Subordinated Note and Warrant Purchase Agreement dated as of July 23, 1998 (as amended, restated or modified from time to time, including as amended by this Amendment below, the "NOTE AGREEMENT"), pursuant to which the Company has issued and sold to Prudential $30,000,000 aggregate principal amount of its Senior Subordinated Notes due July 23, 2006 (such Senior Subordinated Notes, together with each such Senior Subordinated Note delivered in substitution or exchange for any other such Senior Subordinated Note, are collectively referred to herein as the "NOTES"). Capitalized terms used and not otherwise defined in this Amendment shall have the respective meanings ascribed to them in the Note Agreement.

     B. The Company has requested that, subject to the terms and conditions set forth herein, the Note Agreement be amended to the effect and as set forth herein to among other things, reflect the negotiated release of the Collateral (as such term was defined in the Note Agreement prior to the effectiveness of this Amendment) in connection with the prepayment of amounts due under the Bridge Loan Agreement (as such term was defined in the Note Agreement prior to the effectiveness of this Amendment.

     NOW, THEREFORE, in consideration of the foregoing and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

     1. Amendment to Paragraph 5F. Paragraph 5F of the Note Agreement is hereby amended by deleting in its entirety the second sentence thereof.

     2. Amendment to Paragraph 5I. paragraph 5I of the Note Agreement is hereby amended by deleting the phrase and punctuation "after the earlier of (i) January 6, 1999 or (ii) the effective date of the initial Credit Agreement" contained therein.

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     3. Amendment to Paragraph 5J. Paragraph 5J of the Note Agreement is hereby amended and restated to read in its entirety as follows:

  "5J.  NEW SUBSIDIARIES; FOREIGN SUBSIDIARIES.

        (i) At the cost and expense of the Company, the Company will cause each subsequently acquired or organized Domestic Subsidiary to execute and deliver a Guaranty Agreement in favor of the holders of the Notes contemporaneously with such Domestic Subsidiary possessing or acquiring any tangible or intangible assets or properties.

        (ii) At the cost and expense of the Company and upon the request of the Required Holders, the Company will cause each Significant Foreign Subsidiary (or, during the existence of a Default or an Event of Default, any Subsidiary) to execute and deliver a Guaranty Agreement, in favor of the holder of the Notes."

     4. Amendment to Paragraph 6A(1). The table contained in paragraph 6A(1) of the Note Agreement is hereby amended and restated to read in its entirety as follows:

"       Period                                         Maximum Ratio
        ------                                         -------------
        Date of Closing through the earlier of (i)
        the closing date of the sale of the
        Contemplated Preferred Stock and (ii)
        June 30, 1999                                  4.75 to 1.00

        If the closing date of the sale of the
        Contemplated Preferred Stock is prior to
        June 30, 1999, then from the closing date
        of the sale of the Contemplated Preferred
        Stock through June 30, 1999                    4.25 to 1.00

        July 1, 1999 through June 30, 2000             3.75 to 1.00

        July 1, 2000 through June 30, 2001             3.50 to 1.00

        July 1, 2001 until all Notes have been paid    3.25 to 1.00"

     5. Amendment to Paragraph 6A(4). Paragraph 6A(4) of the Note Agreement is hereby amended and restated to read in its entirety as follows:

  "6A(4). EBITDA TO CONSOLIDATED INTEREST EXPENSE AND PREFERRED DIVIDENDS RATIO. At any time, the ratio of EBITDA to Consolidated Interest Expense and Preferred Dividends, each for the four fiscal quarters most recently ended, to be less than 1.75 to 1.00."

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        6. Amendment to Paragraph 6A(5). Paragraph 6A(5) of the Note Agreement
is hereby amended to read on its entirety as follows:

        "6A(5). EBITDA TO CONSOLIDATED INTEREST EXPENSE AND PREFERRED DIVIDENDS PLUS SCHEDULED PRINCIPAL PAYMENTS RATIO. At any time, the ratio of EBITDA to Consolidated Interest Expense and Preferred Dividends, plus Scheduled Principal Payments, each for the four fiscal quarters most recently ended, to be less than 1.25 to 1.00."

        7. Amendment to Paragraph 6C(1). Paragraph 6C(1) of the Note Agreement is hereby amended by (a) deleting the phrase "the Collateral Agent" contained in clause (i) thereof and replacing such phrase with the word "you", (b) deleting the phrase "applicable Senior Loan Agreement" contained in clause (ii) thereof and replacing such phrase with the phrase "Credit Agreement", (c) deleting the phrase "Senior Loan Documents" contained in clause (ii) thereof and replacing such phrase with the phrase "Credit Agreement Documents", (d) adding the word "and" at the end of clause (iv) thereof, (e) deleting the punctuation and word ";and" at the end of clause (v) thereof and replacing such punctuation and word with the punctuation "." and (f) deleting in its entirety clause (vi) thereof.

        8. Amendment to Paragraph 6C(2). Paragraph 6C(2) of the Note Agreement is hereby amended by (a) deleting the phrase "applicable Senior Loan Agreement" contained in clause (ii) thereof and replacing such phrase with the phrase "Credit Agreement" and (b) deleting the figure "$55,000,000" contained in clause
(ii) thereof and replacing such figure with the figure "$30,000,000".

        9. Amendment to Paragraph 6C(4). Paragraph 6C(4) of the Note Agreement is hereby amended by (a) deleting the phrase "and the Collateral Agent" contained in clause (i)(a)(3) thereof, (b) deleting the phrase "and the Collateral Agent are" contained in clause (i)(b)(5) thereof and replacing such phrase with the word "is", (c) deleting the phrase "applicable Senior Loan Agreement" contained in two separate instances in clause (i)(c) thereof and replacing such phrase in each instance with the phrase "Credit Agreement", (d) deleting the phrase "Senior Loan Documents" contained in two separate instances in clause (i)(c) thereof and replacing such phrase in each instance with the phrase "Credit Agreement Documents" and (e) deleting the phrase "the Collateral Agent" found in two separate instances in clause (i)(c) thereof and replacing such phrase in each instance with the word "you".

        10. Amendment to Paragraph 6G. Paragraph 6G of the Note Agreement is hereby amended by (a) deleting the phrase "applicable Senior Loan Agreement" contained therein and replacing such phrase with the phrase "Credit Agreement" and (b) deleting the phrase "Senior Loan Documents" contained therein and replacing such phrase with the phrase "Credit Agreement Documents".

        11. Amendment to Paragraph 6I. Paragraph 6I of the Note Agreement is hereby amended by (a) deleting the phrase and punctuation "and such Security Documents as the Required Holders may reasonably require," contained in clause
(iii)(b) thereof and (b) deleting in its entirety

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clause (iii)(c) thereof and replacing such clause with the following: "(c) the holder of each Note is given reasonable prior notice of such formation, creation or acquisition, unless such Subsidiary has no tangible or intangible assets or properties, in which case the holder of each Note shall be given reasonable prior notice of the date upon which such Subsidiary is expected to first possess or acquire any tangible or intangible assets or properties".

        12. Amendment to Paragraph 7D. the definition of "Senior Debt" contained in paragraph 7D of the Note Agreement is hereby amended by deleting the phrase "applicable Senior Loan Agreement" contained therein and replacing such phrase with the phrase "Credit Agreement".

        13. Amendment to Paragraph 8A. Paragraph 8A of the Note Agreement is hereby amended by (a) deleting the word "or" contained at the end of clause
(xvi) thereof and (b) deleting clause (xvii) thereof in its entirety.

        14. Amendment to Paragraph 8D. Paragraph 8D of the Note Agreement is hereby amended by (a) deleting the notation "(i)" appearing immediately after the phrase and punctuation "be continuing," in the first sentence thereof, (b) deleting the phrase and punctuation ", and (ii) both the Collateral Agent and the holders of the Notes may exercise any rights or remedies in their respective capacities under the Security Documents in accordance with the provisions thereof" contained in the first sentence thereof and (c) deleting the phrase "or the Collateral Agent" contained in the second sentence thereof.

        15. Amendment to Paragraph 9H. Paragraph 9H of the Note Agreement is hereby amended by deleting the parenthetical notation "(except Liens created under the Security Documents)" contained in the second sentence thereof.

        16. Amendment of Paragraph 11B to Amend and Restate Certain Definitions. Paragraph 11B of the Note Agreement is hereby amended by amending and restating the following definitions contained therein to read, in their entirety, as follows:

        "BANK" shall mean Comerica Bank - Texas, a Texas banking association, as agent bank.

        "CREDIT AGREEMENT" shall mean that certain Loan Agreement dated as of October 28, 1998 by and among the Company and the Bank, as such credit agreement may be amended, supplemented and otherwise modified from time to time.

        "CREDIT AGREEMENT DOCUMENTS" shall mean the Credit Agreement, the other Loan Documents (as such term is defined in the Credit Agreement) and all other promissory notes, guaranty agreements, security agreements, pledge agreements, mortgages or deeds of trust, financing statements, assignments, pledges, lien entry forms, documents and other writings executed and delivered from time to time to secure the Indebtedness incurred pursuant to the Credit Agreement and the obligations owed to any lenders in connection with the Credit Agreement and all other instruments, certificates, documents and other writings now or hereafter executed and delivered by

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any Transaction Party or any other Person pursuant to or in connection with any of the foregoing or any of the transactions contemplated thereby, and any and all amendments, restatements, supplements and other modifications to any of the foregoing.

        "PERMITTED SUBORDINATED DEBT" shall mean (i) subordinated Indebtedness of the Company (and Guarantees thereof by any Domestic Subsidiary) that (a) has principal payments and prepayments due on the same dates and in the same relative amounts as the Notes, (b) is pari passu with the Indebtedness incurred pursuant to this Agreement or the Guaranty Agreements, as applicable, (c) is issued on terms (including, without limitation, interest rate, yield and voting rights) substantially identical to the terms of this Agreement and the Guaranty Agreements, respectively, (d) the issuance of which does not violate any term or covenant of this Agreement or any other Subordinated Note Document and (e) in connection therewith, the Required Holders and each Person to which the Company has issued such subordinated Indebtedness shall have entered into an intercreditor agreement with respect to such subordinated Indebtedness in form and substance reasonably satisfactory to the Required Holders and (ii) until May 1, 1999 indebtedness of ITS Supply Corporation, a Delaware corporation and Domestic Subsidiary of the Company, to Harbison-Fischer, Inc. evidenced by that certain Subordinated Note due May 1, 1999 in the original principal amount of up to $3,833,021.44 (and the Guarantee thereof by the Company).

        "PRIORITY DEBT" shall mean, at any time, without duplication, an amount equal to the sum of the amount of all Indebtedness of Subsidiaries, other than Indebtedness in the form of Guarantees in respect of Indebtedness of the Company outstanding pursuant to the Credit Agreement or this Agreement or the agreement pursuant to which the Permitted Subordinated Debt is outstanding (in each case, whether or not secured by any Lien), outstanding at such time plus the amount of all Indebtedness of the Company and its Subsidiaries outstanding at such time that is secured by one or more Liens not otherwise permitted under clauses (i),
(ii), or (iv) of paragraph 6C(1).

        "SENIOR LENDER" shall mean the Bank, in its capacity as a lender under the Credit Agreement, and any other lender or lenders from time to time party to the Credit Agreement.

        "TOTAL DEBT" shall mean the total Indebtedness of the Company and its Subsidiaries on a consolidated basis, provided, that Total Debt shall not include Indebtedness of the Company and its Subsidiaries permitted by clause
(iii) of paragraph 6C(2).

        17. Amendment to Paragraph 11B to Delete Certain Definitions. Paragraph 11B of the Note Agreement is hereby amended by deleting, in their entirety, the following definitions contained therein: "Bridge Loan Agreement"; "Bridge Loan Documents"; "Collateral"; "Collateral Agent"; "Mortgages"; "Pledge Agreements"; "Security Agreements"; "Security Documents"; "Senior Loan Agreement"; and "Senior Loan Documents".

        18. Amendment to Paragraph 11B to Amend Certain Definitions. Paragraph 11B of the Note Agreement is hereby amended by (a) adding the parenthetical "(but excluding accounts payable in the ordinary course of business)" immediately after the phrase "group of Persons"

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contained in clause (i) of the definition of "Indebtedness" contained therein,
(b) deleting the phrase and punctuation ", the Security Documents" contained in the definition of "Obligations" contained therein, (c) deleting the phrase "Senior Loan Agreement" contained in the definition of "Scheduled Principal Payments" contained therein and replacing such phrase with the phrase "Credit Agreement" and (d) deleting the phrase and punctuation ", the Security Documents" contained in the definition of "Subordinated Note Documents" contained therein.

        19. Amendment to Paragraph 12B. Paragraph 12B of the Note Agreement is hereby amended by (a) deleting the punctuation "," appearing in three separate instances immediately after the word "you" contained therein and replacing such punctuation in each instance with the word "and" and (b) deleting the phrase "and the Collateral Agent" contained in three separate instances therein.

        20. Amendment to Paragraph 12M. Paragraph 12M of the Note Agreement is hereby amended by (a) deleting the punctuation "," appearing immediately after the phrase "ACTIONS OF THE COMPANY" contained in clauses (i) and (ii) thereof and replacing such punctuation with the word "OR" and (b) deleting the phrase "OR THE COLLATERAL AGENT" contained in clauses (i) and (ii) thereof.

        21. Amendment to the Purchaser Schedule to the Note Agreement. The Purchase Schedule attached to the Note Agreement is hereby amended by deleting the reference to "11.28% Senior Secured Subordinated Notes" contained in paragraph (I) thereof and replacing such phrase with the phrase "Amended and Restated 11.28% Senior Subordinated Notes".

        22. Amendment to Exhibit A of the Note Agreement. Exhibit A of the Note Agreement is hereby amended and restated in its entirety and replaced by Exhibit A attached hereto.

        23. Deletion of Exhibits F, H and J of the Note Agreement. Exhibit F of the Note Agreement, Exhibit H of the Note Agreement and Exhibit J of the Note Agreement are each hereby deleted in their entirety.

        24. Effective Date. Each of the foregoing Sections of this Amendment shall become effective on the date hereof (the "EFFECTIVE DATE"), subject in all cases to the following having been received by and being satisfactory to
Prudential:

            (i) duly executed counterparts of this Amendment;

            (ii) certified copies of the Credit Agreement Documents, duly executed by the parties thereto;

            (iii) payment in full for all Indebtedness outstanding pursuant to the Bridge Loan Agreement and the other Bridge Loan Documents (as such terms were defined in the Note Agreement prior to the effectiveness of this Amendment);

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            (iv) Amended and Restated Note, in the form attached hereto as
Exhibit A, duly executed by the Company;

            (v) Consents, in the form attached hereto as Exhibit B, duly executed by each Guarantor; and

            (vi) without limiting the provisions of paragraph 12B of the Note Agreement, Baker & Botts, L.L.P. shall have received its fees and expenses incurred since the Date of Closing to the extent such fees and expenses are reflected in a statement rendered to the Company at least one Business Day prior to the Effective Date.

        25. Representations and Warranties. The Company represents and warrants as follows:

            (i) Organization. The Company is a corporation duly organized and existing in good standing under the laws of the State of Delaware.

            (ii) Power and Authority. The Company has all requisite corporate power to execute, deliver and perform its obligations under this Amendment and the Note Agreement is amended hereby (collectively, the "AMENDMENT DOCUMENTS"). The execution, delivery and performance by the Company of the Amendment Documents have been duly authorized by all requisite corporate action on the part of the Company. The Company has duly executed and delivered each of the Amendment Documents, and each of the Amendment Documents constitutes the legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its respective terms.

            (iii) No Conflicts. Neither the execution and delivery of the Amendment Documents by the Company, nor the consummation of the transactions contemplated hereby or thereby, nor fulfillment of nor compliance with the terms and provisions hereof or thereof will conflict with, or result in a breach of the terms, conditions or provisions of, or constitute a default under, or result in any violation of, or result in the creation of any security interest, lien or other encumbrance upon any of the properties or assets of the Company pursuant to, the charter or by-laws of the Company, any award of any arbitrator or any agreement, instrument, order, judgment, decree, statute, law, rule or regulation to which the Company is subject.

            (iv) Consents. Neither the nature of the business conducted by the Company, nor any of its properties, nor any relationship between the Company and any other Person, nor any circumstance in connection with the transactions contemplated by the Amendment Documents is such as to require any authorization, consent, approval, exemption or other action by or notice to or filing with any court or administrative or governmental body or any other Person in connection with the execution and delivery of any Amendment Document or fulfillment of or compliance with the terms and provisions hereof or thereof.

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            (v) No Material Adverse Effect.  Except as previously disclosed to
Prudential in writing, there has been no Material Adverse Effect since December 31, 1997.

            (vi) No Event of Default or Default. Both immediately prior to and immediately following the effectiveness of this Amendment, no Event of Default or Default exists that has not been temporarily waived in writing by Prudential.

        26. Miscellaneous.

        (i) Upon and after the Effective Date, each reference to the Note Agreement in the Note Agreement and each Note shall mean and be a reference to the Note Agreement as amended by this Amendment.

        (ii) Except as specifically amended herein, the Note Agreement shall remain in full force and effect, and is hereby ratified and confirmed.

        (iii) Other than as expressly set forth herein, the execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of Prudential, nor constitute a waiver of any provision of the Note Agreement, the Notes or any other document, instrument or agreement executed and delivered in connection with the Note Agreement.

        (iv) The Company confirms its agreement, pursuant to paragraph 12B of the Note Agreement, to pay promptly all expenses of Prudential related to this Amendment and all matters contemplated by the Amendment Documents, including without limitation all fees and expenses of Prudential's special counsel.

        (v) THIS AMENDMENT SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, AND THE RIGHTS OF THE PARTIES SHALL BE GOVERNED BY, THE LAW OF THE STATE OF NEW YORK.

        (vi) This Amendment may be executed in counterparts, each of which shall be deemed an original and all of which taken together shall constitute one and the same document. Delivery of this Amendment may be made by telecopy of a duly executed counterpart copy hereof.

        [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK; SIGNATURE PAGE FOLLOWS]

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        IN WITNESS WHEREOF, the parties hereto have caused their duly authorized officers to execute this Amendment as of the day and year first above written.

                                             THE PRUDENTIAL INSURANCE
                                             COMPANY OF AMERICA


                                             By: /s/ Signature appears here
                                                 ___________________________
                                                     Vice President



                                             BOOTS & COOTS INTERNATIONAL
                                             WELL CONTROL, INC.


                                             By:
                                                 ____________________________
                                                     Title